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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                               September 6, 2006

                       COMMISSION FILE NUMBER: 001-03985


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                                EDO CORPORATION
             (Exact name of registrant as specified in its charter)


                 New York                             11-0707740
        (State of incorporation)          (I.R.S. Employer Identification No.)


        60 East 42nd Street - 42nd Floor                10165
              New York, New York                      (Zip Code)
     (Address of Principal Executive Offices)


                                 (212) 716-2000
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act {17 CFR 230.425}

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17   CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       Entry into a Material Definitive Agreement.

     On September 6, 2006, EDO Corporation (the "Registrant") entered into a First Amendment to the Stock Purchase Agreement, dated as of September 6, 2006 (the "First Amendment"). The First Amendment amends certain provisions of the Stock Purchase Agreement, including the definition of "Net Book Value" and "Net Book Value Determination".

A copy of the First Amendment to Stock Purchase Agreement is attached hereto as
Exhibit 1(a) and incorporated herein by reference.

ITEM 2.01       Completion of Acquisition or Disposition of Assets.

     On September 6, 2006, EDO Corporation completed the acquisition of CAS Inc, a privately-held company from William H. Stender, Jr., Frederic H. Clark and Elizabeth L. Boyer, as trustee of the William H. Stender, Jr. Estate Preservation Trust as Sellers. As previously announced the purchase price of $175.6 million was funded from EDO's current cash balance, plus a $100 million borrowing from the company's bank-credit facility provided by a bank group led by Citigroup Global Markets Inc. and Wachovia Capital Markets LLC. The cash payment of $170.7 million plus restricted EDO common shares valued at $4.9 million was used to acquire all of the issued and outstanding shares of CAS Inc from the Sellers.


ITEM 9.01 Exhibits

(c)     Exhibits

Exhibit Number         Description of Exhibit
--------------         ----------------------
1(a)                   First Amendment to Stock Purchase Agreement, dated
                       September 6, 2006, by and among EDO Corporation, CAS,
                       Inc. and William H. Stender, Jr., Frederic H. Clark and
                       Elizabeth L. Boyer, as trustee of the William H.
                       Stender, Jr. Estate Preservation Trust as Sellers

99.1                   Press Release of EDO Corporation, dated September 6, 2006
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EDO CORPORATION


                               By /s/ Frederic B. Bassett
                               --------------------------
                               Senior Vice President-Finance, Treasurer and
                               Chief Financial Officer (Principal Financial and Accounting Officer)

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Date:   September 8, 2006
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